Exhibit 4.1
TWENTY-FIRST SUPPLEMENTAL INDENTURE
     TWENTY-FIRST SUPPLEMENTAL INDENTURE, dated as of December 15, 2008 (the “Twenty-First Supplemental Indenture”) among Allied Waste North America, Inc., a Delaware corporation (the “Company”), Allied Waste Industries, Inc., a Delaware corporation (“Allied”), the Company and Allied each having its principal place of business at 18500 North Allied Way, Phoenix, Arizona 85054, Republic Services, Inc., a Delaware corporation (“Republic”), and each of the entities identified on Schedule A hereto (the “Republic Subsidiary Guarantors”, and together with Republic, the “Republic Guarantors”) and on Schedule B hereto (the “Allied Subsidiary Guarantors”) and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), as trustee (the “Trustee”).
WITNESSETH:
     WHEREAS, the Company, Allied, the sole stockholder of the Company, the subsidiary guarantors party thereto and the Trustee executed and delivered an Indenture, dated as of December 23, 1998 (the “Senior Indenture”), to provide for the issuance by the Company from time to time of debt securities evidencing its indebtedness;
     WHEREAS, pursuant to Fourth, Fifth, Seventh and Nineteenth Supplemental Indentures, dated as of July 30, 1999, December 29, 1999, June 20, 2001 and December 2, 2008, respectively, certain additional subsidiaries of the Company guaranteed the obligations of the Company under the Senior Indenture;
     “WHEREAS, on December 5, 2008, Republic acquired 100% of the outstanding capital stock of Allied through a merger of RS Merger Wedge, Inc., a wholly owned subsidiary of Republic, with and into Allied;
     WHEREAS, pursuant to a Twentieth Supplemental Indenture, dated as of December 5, 2008, the Republic Guarantors guaranteed the obligations of the Company under the Senior Indenture on the terms set forth therein;
     WHEREAS, pursuant to resolutions adopted by the Board of Directors of the Company, the Company issued the following series of Securities:
     (i) $350,000,000 aggregate principal amount of its 6 1/2% Senior Notes due 2010 (the “2010 Notes”) pursuant to an Eleventh Supplemental Indenture, dated as of November 10, 2003;
     (ii) $400,000,000 aggregate principal amount of its 5 3/4% Senior Notes due 2011 (the “2011A Notes”) pursuant to a Twelfth Supplemental Indenture, dated as of January 27, 2004;
     (iii) $275,000,000 aggregate principal amount of its 6 3/8% Senior Notes due 2011 (the “2011B Notes”) pursuant a Fifteenth Supplemental Indenture, dated as of April 20, 2004;
     (iv) $450,000,000 aggregate principal amount of its 7 7/8% Senior Notes due 2013 (the “2013 Notes”) pursuant to a Tenth Supplemental Indenture, dated as of April 9, 2003;
     (v) $425,000,000 aggregate principal amount of its 6 1/8% Senior Notes due 2014 (the “2014A Notes”) pursuant to a Thirteenth Supplemental Indenture, dated as of January 27, 2004;

     (vi) $400,000,000 aggregate principal amount of its 7 3/8% Senior Unsecured Notes due 2014 (the “2014B Notes”) pursuant to a Fourteenth Supplemental Indenture, dated as of April 20, 2004;
     (vii) $600,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2015 (the “2015 Notes”) pursuant to a Sixteenth Supplemental Indenture, dated as of March 9, 2005;
     (viii) $600,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2016 (the “2016 Notes”) pursuant a Seventeenth Supplemental Indenture, dated as of May 17, 2006; and
     (ix) $750,000,000 aggregate principal amount of its 6 7/8% Senior Notes due 2017 (the “2017 Notes”, and, together with the 2010 Notes, the 2011A Notes, the 2011B Notes, the 2013 Notes, the 2014A Notes, the 2014B Notes, the 2015 Notes and the 2016 Notes, the “Notes”) pursuant to an Eighteenth Supplemental Indenture, dated as of March 12, 2007 (the Eighteenth Supplemental Indenture, together with the Tenth through Seventeenth Supplemental Indentures referred to in clauses (i)-(viii) above, the “Establishing Supplemental Indentures”, and together with the Senior Indenture as supplemented by each supplemental indenture thereto through the Twentieth Supplemental Indenture, the “Indenture”);
     WHEREAS, Section 8.2 of the Senior Indenture provides that the Company, the Guarantors and the Trustee may enter into a supplemental indenture to amend the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of each series of the Notes then Outstanding;
     WHEREAS, the Company and the Guarantors desire to amend a provision contained in each of the Establishing Supplemental Indentures relating to the financial reporting requirements of Allied and the Company;
     WHEREAS, the Company has solicited and obtained the requisite consents of Holders of at least a majority in aggregate principal amount of each series of the Notes Outstanding to the amendment set forth in this Twenty-First Supplemental Indenture; and
     WHEREAS, all things necessary to make this Twenty-First Supplemental Indenture a valid and binding agreement of the Company, the Guarantors and the Trustee and a valid amendment of and supplement to the Indenture have been done;
     NOW THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or any series thereto, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
     SECTION 1.01 Definitions.
     All capitalized terms used herein without definition shall have the meanings specified in the Indenture.

2

     SECTION 1.02 Provisions of General Application.
     All rules of construction and other provisions of general application set forth in Article 1 of the Indenture are hereby incorporated herein by reference.
     SECTION 1.03 Effectiveness.
     This Twenty-First Supplemental Indenture shall become effective upon the signature of each and all of the parties hereto without any further action.
ARTICLE TWO
AMENDMENT OF REPORTING OBLIGATIONS
     SECTION 2.01 Provision of Financial Information.
     Section 1.01(12)(i) of each of the Establishing Supplemental Indentures is hereby amended and restated in its entirety as follows:
“(i) Provision of Financial Information.
Whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the “Required Filing Dates”) by which the Company would have been required so to file such documents if the Company were so required; provided, however, that the Company shall have no obligation to file any such reports or other documents if, and for so long as, Republic Services, Inc. (“Republic”) owns, directly or indirectly, 100% of the outstanding equity interests of the Company and either (x) files with the Commission, on or prior to the Required Filing Dates, the annual reports, quarterly reports and other documents which Republic would be required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto, whether or not Republic is so required; or (y) satisfies clause (b) of the immediately following sentence on behalf of the Company. The Company shall also in any event: (a) within 15 days after each Required Filing Date file or cause to be filed with the Trustee copies of the annual reports, quarterly reports and other documents which the Company (or Republic) filed with the Commission in satisfaction of the reporting obligations hereunder, and (b) if filing such documents by the Company (or Republic) with the Commission is not permitted under the Exchange Act, promptly publish on the Company’s website, and, upon written request, provide to Holders and prospective Holders the annual reports, quarterly reports and other documents which the Company (or Republic) would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provision thereof if the Company (or Republic) were required to file such documents with the Commission.”

3

ARTICLE THREE
CONCERNING THE TRUSTEE
     SECTION 3.01 Acceptance of Trusts.
     The Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture and in this Twenty-First Supplemental Indenture, to all of which the Company, Allied, the Republic Guarantors and the Allied Subsidiary Guarantors agree and the Holders of Notes at any time outstanding by their acceptance thereof agree.
     SECTION 3.02 No Responsibility of the Trustee for Recitals, etc.
     The recitals and statements contained in this Twenty-First Supplemental Indenture shall be taken as the recitals and statements of the Company, Allied, the Republic Guarantors and the Allied Subsidiary Guarantors, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Twenty-First Supplemental Indenture.
ARTICLE FOUR
MISCELLANEOUS PROVISIONS
     SECTION 4.01 Binding Agreement; Assignments.
     Whenever in this Twenty-First Supplemental Indenture any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company and each Guarantor that are contained in this Twenty-First Supplemental Indenture shall bind and inure to the benefit of each party hereto and their respective successors and assigns.
     SECTION 4.02 Relation to Indenture.
     This Twenty-First Supplemental Indenture and all the terms and provisions herein contained shall form a part of the Indenture as fully and with the same effect as if all such terms and provisions had been set forth in the Indenture and each and every term and condition contained in the Indenture shall apply to this Twenty-First Supplemental Indenture with the same force and effect as if the same were set forth in full in this Twenty-First Supplemental Indenture, with such omissions, variations and modifications thereof as may be appropriate to make each such term and condition consistent with this Twenty-First Supplemental Indenture. The Indenture is hereby ratified and confirmed and shall remain and continue in full force and effect in accordance with the terms and provisions thereof, as supplemented and amended by this Twenty-First Supplemental Indenture and the Indenture and this Twenty-First Supplemental Indenture shall be read, taken and construed together as one instrument.

4

     SECTION 4.03 Counterparts.
     This Twenty-First Supplemental Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
* * * *

5

     IN WITNESS WHEREOF, the parties hereto have caused this Twenty-First Supplemental Indenture to be duly executed as of the day and year first above written.

ALLIED WASTE NORTH AMERICA, INC.
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Vice President, Finance & Treasurer

ALLIED WASTE INDUSTRIES, INC.
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Vice President, Finance & Treasurer

REPUBLIC SERVICES, INC.
By:	/s/ Edward A. Lang, III
	Name:	Edward A. Lang, III
	Title:	Vice President, Finance & Treasurer

[Signature page to 21st Supplemental Indenture]

Each of the Republic Subsidiary Guarantors listed on Schedule A hereto, as guarantor of the Notes by:

A D A J CORPORATION
ATLAS TRANSPORT, INC.
BAY COLLECTION SERVICES, INC.
BAY ENVIRONMENTAL MANAGEMENT, INC.
BAY LANDFILLS, INC.
BAY LEASING COMPANY, INC.
BERKELEY SANITARY SERVICE, INC.
BLT ENTERPRISES OF OXNARD, INC.
CROCKETT SANITARY SERVICE, INC.
GOLDEN BEAR TRANSFER SERVICES, INC.
PERDOMO & SONS, INC.
POTRERO HILLS LANDFILL, INC.
RI/ALAMEDA CORP.
RICHMOND SANITARY SERVICE, INC.
SOLANO GARBAGE COMPANY
WEST CONTRA COSTA ENERGY RECOVERY COMPANY
WEST CONTRA COSTA SANITARY LANDFILL, INC.
WEST COUNTY LANDFILL, INC.
WEST COUNTY RESOURCE RECOVERY, INC.
ZAKAROFF SERVICES
COMPACTOR RENTAL SYSTEMS OF DELAWARE, INC.
OHIO REPUBLIC CONTRACTS, II, INC.
REPUBLIC SERVICES FINANCIAL LP, INC.
REPUBLIC SERVICES HOLDING COMPANY, INC.
REPUBLIC SERVICES OF CALIFORNIA HOLDING COMPANY, INC.
REPUBLIC SERVICES OF FLORIDA GP, INC.
REPUBLIC SERVICES OF FLORIDA LP, INC.
REPUBLIC SERVICES OF INDIANA LP, INC.
REPUBLIC SERVICES OF MICHIGAN HOLDING COMPANY, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

REPUBLIC WASTE SERVICES OF TEXAS GP, INC.
REPUBLIC WASTE SERVICES OF TEXAS LP, INC. ENVIROCYCLE, INC.
REPUBLIC SERVICES AVIATION, INC.
SCHOFIELD CORPORATION OF ORLANDO
ARC DISPOSAL COMPANY, INC.
CWI OF ILLINOIS, INC.
SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.
CALVERT TRASH SYSTEMS, INCORPORATED
HONEYGO RUN RECLAMATION CENTER, INC.
FLL, INC.
RELIABLE DISPOSAL, INC.
TAY-BAN CORPORATION
TRI-COUNTY REFUSE SERVICE, INC.
CWI OF MISSOURI, INC.
REPUBLIC SERVICES REAL ESTATE HOLDING, INC.
REPUBLIC DUMPCO, INC.
REPUBLIC ENVIRONMENTAL TECHNOLOGIES, INC.
REPUBLIC SILVER STATE DISPOSAL, INC.
OHIO REPUBLIC CONTRACTS, INC.
McCUSKER RECYCLING, INC.
BARKER BROTHERS WASTE INCORPORATED
NORTHWEST TENNESSEE DISPOSAL CORPORATION
623 LANDFILL, INC.
SANDY HOLLOW LANDFILL CORP.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

REPUBLIC SERVICES OF ARIZONA HAULING, LLC
REPUBLIC SERVICES OF COLORADO HAULING, LLC
REPUBLIC SERVICES OF COLORADO I, LLC
ARIANA, LLC
CONSOLIDATED DISPOSAL SERVICE, L.L.C.
CONTINENTAL WASTE INDUSTRIES, L.L.C.
REPUBLIC SERVICES GROUP, LLC
REPUBLIC SERVICES OF CALIFORNIA I, LLC
REPUBLIC SERVICES OF CALIFORNIA II, LLC
REPUBLIC SERVICES OF GEORGIA GP, LLC
REPUBLIC SERVICES OF GEORGIA LP, LLC
REPUBLIC SERVICES OF INDIANA TRANSPORTATION, LLC
REPUBLIC SERVICES OF NEW JERSEY, LLC
REPUBLIC SERVICES OF PENNSYLVANIA, LLC
REPUBLIC SERVICES OF SOUTH CAROLINA, LLC
REPUBLIC SERVICES OF SOUTHERN CALIFORNIA, LLC
REPUBLIC SERVICES OF WISCONSIN GP, LLC
REPUBLIC SERVICES OF WISCONSIN LP, LLC
REPUBLIC SERVICES VASCO ROAD, LLC
REPUBLIC WASTE SERVICES OF SOUTHERN CALIFORNIA, LLC
RITM, LLC
RUBBISH CONTROL, LLC
CENTRAL VIRGINIA PROPERTIES, LLC
WAYNE DEVELOPERS, LLC
AGRICULTURAL ACQUISITIONS, LLC
REPUBLIC SERVICES OF KENTUCKY, LLC
REPUBLIC SERVICES OF MICHIGAN HAULING, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer of each of the foregoing limited liability companies
[Signature page to 21st Supplemental Indenture]

REPUBLIC SERVICES OF MICHIGAN I, LLC
REPUBLIC SERVICES OF MICHIGAN II, LLC
REPUBLIC SERVICES OF MICHIGAN III, LLC
REPUBLIC SERVICES OF MICHIGAN IV, LLC
REPUBLIC SERVICES OF MICHIGAN V, LLC
REPUBLIC SERVICES OF NORTH CAROLINA, LLC
REPUBLIC OHIO CONTRACTS, LLC
REPUBLIC SERVICES OF OHIO HAULING, LLC
REPUBLIC SERVICES OF OHIO I, LLC
REPUBLIC SERVICES OF OHIO II, LLC
REPUBLIC SERVICES OF OHIO III, LLC
REPUBLIC SERVICES OF OHIO IV, LLC
REPUBLIC SERVICES OF VIRGINIA, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer of each of the foregoing limited liability companies
[Signature page to 21st Supplemental Indenture]

REPUBLIC SERVICES FINANCIAL, LIMITED PARTNERSHIP

By:	REPUBLIC SILVER STATE DISPOSAL, INC., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC SERVICES OF FLORIDA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF FLORIDA GP, INC., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC SERVICES OF GEORGIA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF GEORGIA GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC SERVICES OF INDIANA, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES, INC., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance & Treasurer
[Signature page to 21st Supplemental Indenture]

REPUBLIC SERVICES OF WISCONSIN, LIMITED PARTNERSHIP

By:	REPUBLIC SERVICES OF WISCONSIN GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer

RWS TRANSPORT, L.P.

By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer

REPUBLIC WASTE SERVICES OF TEXAS, LTD.

By:	REPUBLIC WASTE SERVICES OF TEXAS GP, INC., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Treasurer
[Signature page to 21st Supplemental Indenture]

OCEANSIDE WASTE AND RECYCLING SERVICES

By:	REPUBLIC SERVICES, INC., Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance & Treasurer
[Signature page to 21st Supplemental Indenture]

Each of the Allied Subsidiary Guarantors Listed on Schedule B hereto, as Guarantor of the Securities.
by:

ACTION DISPOSAL, INC.
ADA COUNTY DEVELOPMENT COMPANY, INC.
ADRIAN LANDFILL, INC.
ADS OF ILLINOIS, INC.
ADS, INC.
AGRI-TECH, INC. OF OREGON
ALABAMA RECYCLING SERVICES, INC.
ALBANY-LEBANON SANITATION, INC.
ALLIED ACQUISITION PENNSYLVANIA, INC.
ALLIED ACQUISITION TWO, INC.
ALLIED ENVIROENGINEERING, INC.
ALLIED GREEN POWER, INC.
ALLIED NOVA SCOTIA, INC.
ALLIED WASTE ALABAMA, INC.
ALLIED WASTE COMPANY, INC.
ALLIED WASTE HAULING OF GEORGIA, INC.
ALLIED WASTE HOLDINGS (CANADA) LTD.
ALLIED WASTE INDUSTRIES (ARIZONA), INC.
ALLIED WASTE INDUSTRIES (NEW MEXICO), INC.
ALLIED WASTE INDUSTRIES (SOUTHWEST), INC.
ALLIED WASTE INDUSTRIES OF GEORGIA, INC.
ALLIED WASTE INDUSTRIES OF ILLINOIS, INC.
ALLIED WASTE INDUSTRIES OF NORTHWEST INDIANA, INC.
ALLIED WASTE INDUSTRIES OF TENNESSEE, INC.
ALLIED WASTE LANDFILL HOLDINGS, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

ALLIED WASTE OF CALIFORNIA, INC.
ALLIED WASTE OF LONG ISLAND, INC.
ALLIED WASTE OF NEW JERSEY, INC.
ALLIED WASTE RURAL SANITATION, INC.
ALLIED WASTE SERVICES OF BULLHEAD CITY, INC.
ALLIED WASTE SERVICES OF COLORADO, INC.
ALLIED WASTE SERVICES OF LAKE HAVASU CITY, INC.
ALLIED WASTE SERVICES OF MESA, INC.
ALLIED WASTE SERVICES OF PAGE, INC.
ALLIED WASTE SERVICES OF PHOENIX, INC.
ALLIED WASTE SERVICES OF STILLWATER, INC.
ALLIED WASTE SERVICES OF YUMA, INC.
ALLIED WASTE SYSTEMS HOLDINGS, INC.
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE TRANSFER SERVICES OF UTAH, INC.
ALLIED WASTE TRANSPORTATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF KANSAS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF NEW JERSEY, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
AMERICAN DISPOSAL SERVICES, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

AMERICAN DISPOSAL TRANSFER SERVICES OF ILLINOIS, INC.
AMERICAN MATERIALS RECYCLING CORP.
AMERICAN SANITATION, INC.
AMERICAN TRANSFER COMPANY, INC.
APACHE JUNCTION LANDFILL CORPORATION
AREA DISPOSAL, INC.
ATLANTIC WASTE HOLDING COMPANY, INC.
ATTWOODS OF NORTH AMERICA, INC.
AUTOMATED MODULAR SYSTEMS, INC.
AUTOSHRED, INC.
AWIN LEASING COMPANY, INC.
AWIN MANAGEMENT, INC.
BBCO, INC.
BELLEVILLE LANDFILL, INC.
BFI ATLANTIC, INC.
BFI ENERGY SYSTEMS OF ALBANY, INC.
BFI ENERGY SYSTEMS OF DELAWARE COUNTY, INC.
BFI ENERGY SYSTEMS OF ESSEX COUNTY, INC.
BFI ENERGY SYSTEMS OF HEMPSTEAD, INC.
BFI ENERGY SYSTEMS OF NIAGARA II, INC.
BFI ENERGY SYSTEMS OF NIAGARA, INC.
BFI ENERGY SYSTEMS OF SEMASS, INC.
BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, INC.
BFI INTERNATIONAL, INC.
BFI REF-FUEL, INC.
BFI TRANS RIVER (GP), INC.
BFI TRANSFER SYSTEMS OF NEW JERSEY, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

BIO-MED OF OREGON, INC.
BOND COUNTY LANDFILL, INC.
BORREGO LANDFILL, INC.
BORROW PIT CORP.
BRICKYARD DISPOSAL & RECYCLING, INC.
BROWNING-FERRIS FINANCIAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES CHEMICAL SERVICES, INC.
BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF ILLINOIS, INC.
BROWNING-FERRIS INDUSTRIES OF NEW JERSEY, INC.
BROWNING-FERRIS INDUSTRIES OF NEW YORK, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
BROWNING-FERRIS INDUSTRIES, INC.
BROWNING-FERRIS SERVICES, INC.
BROWNING-FERRIS, INC.
BUNTING TRASH SERVICE, INC.
CAPITOL RECYCLING AND DISPOSAL, INC.
CAVE CREEK TRANSFER STATION, INC.
CC LANDFILL, INC.
CECOS INTERNATIONAL, INC.
CELINA LANDFILL, INC.
CENTRAL ARIZONA TRANSFER, INC.
CENTRAL SANITARY LANDFILL, INC.
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHARTER EVAPORATION RESOURCE RECOVERY SYSTEMS

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

CHEROKEE RUN LANDFILL, INC.
CITIZENS DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
COCOPAH LANDFILL, INC.
COPPER MOUNTAIN LANDFILL, INC.
CORVALLIS DISPOSAL CO.
COUNTY DISPOSAL (OHIO), INC.
COUNTY DISPOSAL, INC.
COUNTY LANDFILL, INC.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DELTA DADE RECYCLING CORP.
DELTA PAPER STOCK, CO.
DELTA RESOURCES CORP.
DELTA SITE DEVELOPMENT CORP.
DELTA WASTE CORP.
DEMPSEY WASTE SYSTEMS II, INC.
DENVER RL NORTH, INC.
DTC MANAGEMENT, INC.
EAGLE INDUSTRIES LEASING, INC.
EAST CHICAGO COMPOST FACILITY, INC.
ECDC ENVIRONMENTAL OF HUMBOLDT COUNTY, INC.
ECDC HOLDINGS, INC.
ELDER CREEK TRANSFER & RECOVERY, INC.
ENVIRONMENTAL DEVELOPMENT CORP.
ENVIRONMENTAL RECLAMATION COMPANY
ENVIRONTECH, INC.
EVERGREEN SCAVENGER SERVICE, INC.
F. P. McNAMARA RUBBISH REMOVAL INC.
FORWARD, INC.
FRED BARBARA TRUCKING CO., INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

G. VAN DYKEN DISPOSAL INC.
GEK, INC.
GENERAL REFUSE ROLLOFF CORP.
GEORGIA RECYCLING SERVICES, INC.
GOLDEN WASTE DISPOSAL, INC.
GRANTS PASS SANITATION, INC.
GREAT LAKES DISPOSAL SERVICE, INC.
GULFCOAST WASTE SERVICE, INC.
HARLAND’S SANITARY LANDFILL, INC.
ILLINOIS LANDFILL, INC.
ILLINOIS RECYCLING SERVICES, INC.
ILLINOIS VALLEY RECYCLING, INC.
IMPERIAL LANDFILL, INC.
INDEPENDENT TRUCKING COMPANY
INGRUM WASTE DISPOSAL, INC.
INTERNATIONAL DISPOSAL CORP. OF CALIFORNIA
ISLAND WASTE SERVICES LTD.
JETTER DISPOSAL, INC.
KANKAKEE QUARRY, INC.
KELLER CANYON LANDFILL COMPANY
KELLER DROP BOX, INC.
LA CAÑADA DISPOSAL COMPANY, INC.
LAKE HAVASU LF SERVICES, INC.
LAKE NORMAN LANDFILL, INC.
LANDCOMP CORPORATION
LATHROP SUNRISE SANITATION CORPORATION
LEE COUNTY LANDFILL, INC.
LIBERTY WASTE HOLDINGS, INC.
LOOP RECYCLING, INC.
LOOP TRANSFER, INCORPORATED
LOUIS PINTO & SON, INC., SANITATION CONTRACTORS
LUCAS COUNTY LAND DEVELOPMENT, INC.
MANUMIT OF FLORIDA, INC.
McINNIS WASTE SYSTEMS, INC.
MESA DISPOSAL, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

MIDWAY DEVELOPMENT COMPANY, INC.
MISSISSIPPI WASTE PAPER COMPANY
MOUNTAIN HOME DISPOSAL, INC.
NATIONSWASTE CATAWBA REGIONAL LANDFILL, INC.
NATIONSWASTE, INC.
NCORP, INC.
NEW MORGAN LANDFILL COMPANY, INC.
NEWCO WASTE SYSTEMS OF NEW JERSEY, INC.
NOBLE ROAD LANDFILL, INC.
NORTHLAKE TRANSFER, INC.
OAKLAND HEIGHTS DEVELOPMENT, INC.
OSCAR’S COLLECTION SYSTEM OF FREMONT, INC.
OTAY LANDFILL, INC.
OTTAWA COUNTY LANDFILL, INC.
PALOMAR TRANSFER STATION, INC.
PARADISE WASTE TS, INC.
PELTIER REAL ESTATE COMPANY
PINAL COUNTY LANDFILL CORP.
PITTSBURG COUNTY LANDFILL, INC.
PORT CLINTON LANDFILL, INC.
PORTABLE STORAGE CO.
PREBLE COUNTY LANDFILL, INC.
PRICE & SONS RECYCLING COMPANY
R.C. MILLER ENTERPRISES, INC.
R.C. MILLER REFUSE SERVICE INC.
RABANCO RECYCLING, INC.
RABANCO, LTD.
RAMONA LANDFILL, INC.
RCS, INC.
RESOURCE RECOVERY, INC.
RISK SERVICES, INC.
ROCK ROAD INDUSTRIES, INC.
ROSS BROS. WASTE & RECYCLING CO.
ROSSMAN SANITARY SERVICE, INC.
ROXANA LANDFILL, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

ROYAL HOLDINGS, INC.
S & S RECYCLING, INC.
SALINE COUNTY LANDFILL, INC.
SAN MARCOS NCRRF, INC.
SANGAMON VALLEY LANDFILL, INC.
SANITARY DISPOSAL SERVICE, INC.
SAUK TRAIL DEVELOPMENT, INC.
SHRED — ALL RECYCLING SYSTEMS INC.
SOURCE RECYCLING, INC.
STANDARD DISPOSAL SERVICES, INC.
STANDARD ENVIRONMENTAL SERVICES, INC.
STANDARD WASTE, INC.
STREATOR AREA LANDFILL, INC.
SUBURBAN TRANSFER, INC. [DE]
SUBURBAN TRANSFER, INC. [IL]
SUBURBAN WAREHOUSE, INC.
SUMMIT WASTE SYSTEMS, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
SYCAMORE LANDFILL, INC.
TATE’S TRANSFER SYSTEMS, INC.
TAYLOR RIDGE LANDFILL, INC.
TENNESSEE UNION COUNTY LANDFILL, INC.
THE ECOLOGY GROUP, INC.
THOMAS DISPOSAL SERVICE, INC.
TOM LUCIANO’S DISPOSAL SERVICE, INC.
TOTAL SOLID WASTE RECYCLERS, INC.
TRI-STATE RECYCLING SERVICES, INC.
TRI-STATE REFUSE CORPORATION
TRICIL (N.Y.), INC.
UNITED DISPOSAL SERVICE, INC.
UPPER ROCK ISLAND COUNTY LANDFILL, INC. VALLEY LANDFILLS, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

VINING DISPOSAL SERVICE, INC.
WASATCH REGIONAL LANDFILL, INC.
WASTE CONTROL SYSTEMS, INC.
WASTE SERVICES OF NEW YORK, INC.
WASTEHAUL, INC.
WAYNE COUNTY LANDFILL IL, INC.
WDTR, INC.
WILLAMETTE RESOURCES, INC.
WILLIAMS COUNTY LANDFILL INC.
WJR ENVIRONMENTAL, INC.
WOODLAKE SANITARY SERVICE, INC.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations

DINVERNO, INC.

By:	/s/ Roger A. Groen, Jr.

Name: Roger A. Groen, Jr.
Title: President
[Signature page to 21st Supplemental Indenture]

ALLIED GAS RECOVERY SYSTEMS, L.L.C.
ALLIED SERVICES, LLC
ALLIED TRANSFER SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
ALLIED WASTE NIAGARA FALLS LANDFILL, LLC
ALLIED WASTE OF NEW JERSEY-NEW YORK, LLC
ALLIED WASTE RECYCLING SERVICES OF NEW HAMPSHIRE, LLC
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED WASTE SYCAMORE LANDFILL, LLC
ALLIED WASTE SYSTEMS OF ARIZONA, LLC
ALLIED WASTE SYSTEMS OF COLORADO, LLC
ALLIED WASTE SYSTEMS OF INDIANA, LLC
ALLIED WASTE SYSTEMS OF MICHIGAN, LLC
ALLIED WASTE SYSTEMS OF MONTANA, LLC
ALLIED WASTE SYSTEMS OF NEW JERSEY, LLC
ALLIED WASTE SYSTEMS OF NORTH CAROLINA, LLC
ALLIED WASTE SYSTEMS OF PENNSYLVANIA, LLC
ALLIED WASTE TRANSFER SERVICES OF ARIZONA, LLC
ALLIED WASTE TRANSFER SERVICES OF CALIFORNIA, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

ALLIED WASTE TRANSFER SERVICES OF FLORIDA, LLC
ALLIED WASTE TRANSFER SERVICES OF IOWA, LLC
ALLIED WASTE TRANSFER SERVICES OF LIMA, LLC
ALLIED WASTE TRANSFER SERVICES OF NEW YORK, LLC
ALLIED WASTE TRANSFER SERVICES OF NORTH CAROLINA, LLC
ALLIED WASTE TRANSFER SERVICES OF OREGON, LLC
ALLIED WASTE TRANSFER SERVICES OF RHODE ISLAND, LLC
ANDERSON REGIONAL LANDFILL, LLC
ANSON COUNTY LANDFILL NC, LLC
AUTAUGA COUNTY LANDFILL, LLC
AWIN LEASING II, LLC
BFGSI, L.L.C.
BFI TRANSFER SYSTEMS OF ALABAMA, LLC
BFI TRANSFER SYSTEMS OF DC, LLC
BFI TRANSFER SYSTEMS OF GEORGIA, LLC
BFI TRANSFER SYSTEMS OF MARYLAND, LLC
BFI TRANSFER SYSTEMS OF MASSACHUSETTS, LLC
BFI TRANSFER SYSTEMS OF MISSISSIPPI, LLC
BFI TRANSFER SYSTEMS OF PENNSYLVANIA, LLC
BFI TRANSFER SYSTEMS OF VIRGINIA, LLC
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
BFI WASTE SERVICES OF TENNESSEE, LLC
BFI WASTE SERVICES, LLC
BFI WASTE SYSTEMS OF ALABAMA, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

BFI WASTE SYSTEMS OF ARKANSAS, LLC
BFI WASTE SYSTEMS OF GEORGIA, LLC
BFI WASTE SYSTEMS OF KENTUCKY, LLC
BFI WASTE SYSTEMS OF LOUISIANA, LLC
BFI WASTE SYSTEMS OF MASSACHUSETTS, LLC
BFI WASTE SYSTEMS OF MISSISSIPPI, LLC
BFI WASTE SYSTEMS OF MISSOURI, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, LLC
BFI WASTE SYSTEMS OF NORTH CAROLINA, LLC
BFI WASTE SYSTEMS OF OKLAHOMA, LLC
BFI WASTE SYSTEMS OF SOUTH CAROLINA, LLC
BFI WASTE SYSTEMS OF TENNESSEE, LLC
BFI WASTE SYSTEMS OF VIRGINIA, LLC
BRIDGETON LANDFILL, LLC
BRIDGETON TRANSFER STATION, LLC
BROWNING-FERRIS INDUSTRIES, LLC
BRUNSWICK WASTE MANAGEMENT FACILITY, LLC
BUTLER COUNTY LANDFILL, LLC
C & C EXPANDED SANITARY LANDFILL, LLC
CACTUS WASTE SYSTEMS, LLC
CARBON LIMESTONE LANDFILL, LLC
CHILTON LANDFILL, LLC
COUNTY ENVIRONMENTAL LANDFILL, LLC
COUNTY LAND DEVELOPMENT LANDFILL, LLC
COURTNEY RIDGE LANDFILL, LLC
CRESCENT ACRES LANDFILL, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

CUMBERLAND COUNTY DEVELOPMENT COMPANY, LLC
D & L DISPOSAL, L.L.C.
E LEASING COMPANY, LLC
ECDC ENVIRONMENTAL, L.C.
ELLIS SCOTT LANDFILL MO, LLC
ENVOTECH-ILLINOIS L.L.C.
EVERGREEN SCAVENGER SERVICE, L.L.C.
FLINT HILL ROAD, LLC
FOREST VIEW LANDFILL, LLC
FRONTIER WASTE SERVICES (COLORADO), LLC
FRONTIER WASTE SERVICES (UTAH), LLC
FRONTIER WASTE SERVICES OF LOUISIANA L.L.C.
GATEWAY LANDFILL, LLC
GENERAL REFUSE SERVICE OF OHIO, L.L.C.
GREAT PLAINS LANDFILL OK, LLC
GREENRIDGE RECLAMATION, LLC
GREENRIDGE WASTE SERVICES, LLC
H LEASING COMPANY, LLC
HANCOCK COUNTY DEVELOPMENT COMPANY, LLC
HARRISON COUNTY LANDFILL, LLC
JACKSON COUNTY LANDFILL, LLC
JEFFERSON CITY LANDFILL, LLC
JEFFERSON PARISH DEVELOPMENT COMPANY, LLC
KANDEL ENTERPRISES, LLC
LEE COUNTY LANDFILL SC, LLC
LEMONS LANDFILL, LLC
LIBERTY WASTE SERVICES LIMITED, L.L.C.
LIBERTY WASTE SERVICES OF ILLINOIS, L.L.C.
LIBERTY WASTE SERVICES OF McCOOK, L.L.C.

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

LITTLE CREEK LANDING, LLC
LOCAL SANITATION OF ROWAN COUNTY, L.L.C.
LORAIN COUNTY LANDFILL, LLC
LUCAS COUNTY LANDFILL, LLC
MADISON COUNTY DEVELOPMENT, LLC
MENANDS ENVIRONMENTAL SOLUTIONS, LLC
MISSOURI CITY LANDFILL, LLC
N LEASING COMPANY, LLC
NEW YORK WASTE SERVICES, LLC
NORTHEAST LANDFILL, LLC
OBSCURITY LAND DEVELOPMENT, LLC
OKLAHOMA CITY LANDFILL, L.L.C.
PACKERTON LAND COMPANY, L.L.C.
PINECREST LANDFILL OK, LLC
POLK COUNTY LANDFILL, LLC
PRINCE GEORGE’S COUNTY LANDFILL, LLC
S LEASING COMPANY, LLC
SAN DIEGO LANDFILL SYSTEMS, LLC
SAND VALLEY HOLDINGS, L.L.C.
SHOW-ME LANDFILL, LLC
SOUTHEAST LANDFILL, LLC
ST. BERNARD PARISH DEVELOPMENT COMPANY, LLC
ST. JOSEPH LANDFILL, LLC
TOTAL ROLL-OFFS, L.L.C.
WAYNE COUNTY LAND DEVELOPMENT, LLC
WEBSTER PARISH LANDFILL, L.L.C.
WILLOW RIDGE LANDFILL, LLC

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance of each of the foregoing corporations
[Signature page to 21st Supplemental Indenture]

ABILENE LANDFILL TX, LP
BFI TRANSFER SYSTEMS OF TEXAS, LP
BFI WASTE SERVICES OF INDIANA, LP
BFI WASTE SERVICES OF TEXAS, LP
BFI WASTE SYSTEMS OF INDIANA, LP
BLUE RIDGE LANDFILL TX, LP
BRENHAM TOTAL ROLL-OFFS, LP
CAMELOT LANDFILL TX, LP
CEFE LANDFILL TX, LP
CROW LANDFILL TX, L.P.
DESARROLLO DEL RANCHO LA GLORIA TX, LP
EL CENTRO LANDFILL, L.P.
ELLIS COUNTY LANDFILL TX, LP
FORT WORTH LANDFILL TX, LP
FRONTIER WASTE SERVICES, L.P.
GALVESTON COUNTY LANDFILL TX, LP
GILES ROAD LANDFILL TX, LP
GOLDEN TRIANGLE LANDFILL TX, LP
GREENWOOD LANDFILL TX, LP
GULF WEST LANDFILL TX, LP
ITASCA LANDFILL TX, LP
KERRVILLE LANDFILL TX, LP
LEWISVILLE LANDFILL TX, LP
MARS ROAD TX, LP
McCARTY ROAD LANDFILL TX, LP
MESQUITE LANDFILL TX, LP
MEXIA LANDFILL TX, LP
PANAMA ROAD LANDFILL, TX, L.P.
PINE HILL FARMS LANDFILL TX, LP
PLEASANT OAKS LANDFILL TX, LP
RIO GRANDE VALLEY LANDFILL TX, LP
ROYAL OAKS LANDFILL TX, LP
SOUTH CENTRAL TEXAS LAND CO. TX, LP

By: Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance
[Signature page to 21st Supplemental Indenture]

SOUTHWEST LANDFILL TX, LP TESSMAN ROAD LANDFILL TX, LP TURKEY CREEK LANDFILL TX, LP VICTORIA LANDFILL TX, LP WHISPERING PINES LANDFILL TX, LP

By: Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing limited partnerships

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance

BFI ENERGY SYSTEMS OF SOUTHEASTERN CONNECTICUT, LIMITED PARTNERSHIP

By: BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Edward A. Lang, III

Name: Edward A. Lang, III
Title: Vice President, Finance
[Signature page to 21st Supplemental Indenture]

BENTON COUNTY DEVELOPMENT
COMPANY
CLINTON COUNTY LANDFILL
PARTNERSHIP
COUNTY LINE LANDFILL
PARTNERSHIP
ILLIANA DISPOSAL PARTNERSHIP
JASPER COUNTY DEVELOPMENT
COMPANY PARTNERSHIP
KEY WASTE INDIANA PARTNERSHIP
LAKE COUNTY C & D DEVELOPMENT
PARTNERSHIP
NEWTON COUNTY LANDFILL PARTNERSHIP
SPRINGFIELD ENVIRONMENTAL
GENERAL PARTNERSHIP
TIPPECANOE COUNTY WASTE
SERVICES PARTNERSHIP
WARRICK COUNTY DEVELOPMENT
COMPANY

By: Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance and Treasurer

By: Allied Waste Landfill Holdings, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance
[Signature page to 21st Supplemental Indenture]

BENSON VALLEY LANDFILL GENERAL PARTNERSHIP BLUE RIDGE LANDFILL GENERAL PARTNERSHIP GREEN VALLEY LANDFILL GENERAL PARTNERSHIP MOREHEAD LANDFILL GENERAL PARTNERSHIP

By: Allied Waste North America, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance and Treasurer

By: Browning-Ferris Industries of Tennessee, Inc., as General Partner of the foregoing general partnerships

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance

RABANCO COMPANIES

By: Rabanco, Ltd., as General Partner of the foregoing general partnership

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance

By: Rabanco Recycling, Inc., as General Partner of the foregoing general partnership

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III Title: Vice President, Finance
[Signature page to 21st Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

[Signature page to 21st Supplemental Indenture]

SCHEDULE A

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
623 Landfill, Inc.	Virginia
ADAJ Corporation	California
Agricultural Acquisitions, LLC	Indiana
Arc Disposal Company, Inc.	Illinois
Ariana, LLC	Delaware
Atlas Transport, Inc.	California
Barker Brothers Waste Incorporated	Tennessee
Bay Collection Services, Inc.	California
Bay Environmental Management, Inc.	California
Bay Landfills, Inc.	California
Bay Leasing Company, Inc.	California
Berkeley Sanitary Service, Inc.	California
BLT Enterprises of Oxnard, Inc.	California
Calvert Trash Systems, Incorporated	Maryland
Central Virginia Properties, LLC	Georgia
Compactor Rental Systems of Delaware, Inc.	Delaware
Consolidated Disposal Service, L.L.C.	Delaware
Continental Waste Industries, L.L.C.	Delaware
Crockett Sanitary Service, Inc.	California
CWI of Illinois, Inc.	Illinois
CWI of Missouri, Inc.	Missouri
Envirocycle, Inc.	Florida
FLL, Inc.	Michigan
Golden Bear Transfer Services, Inc.	California
Honeygo Run Reclamation Center, Inc.	Maryland
McCusker Recycling, Inc.	Pennsylvania
Northwest Tennessee Disposal Corporation	Tennessee
Oceanside Waste and Recycling Services	California
Ohio Republic Contracts, II, Inc.	Delaware
Ohio Republic Contracts, Inc.	Ohio
Perdomo & Sons, Inc.	California
Potrero Hills Landfill, Inc.	California
Reliable Disposal, Inc.	Michigan
Republic Dumpco, Inc.	Nevada
Republic Enivronmental Technologies, Inc.	Nevada
Republic Ohio Contracts, LLC	Ohio
Republic Services Aviation, Inc.	Florida
Republic Services Financial LP, Inc.	Delaware
Republic Services Financial, Limited Partnership	Delaware

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Republic Services Group, LLC	Delaware
Republic Services Holding Company, Inc.	Delaware
Republic Services of Arizona Hauling, LLC	Arizona
Republic Services of California Holding Company, Inc.	Delaware
Republic Services of California I, LLC	Delaware
Republic Services of California II, LLC	Delaware
Republic Services of Colorado Hauling, LLC	Colorado
Republic Services of Colorado I, LLC	Colorado
Republic Services of Florida GP, Inc.	Delaware
Republic Services of Florida LP, Inc.	Delaware
Republic Services of Florida, Limited Partnership	Delaware
Republic Services of Georgia GP, LLC	Delaware
Republic Services of Georgia LP, LLC	Delaware
Republic Services of Georgia, Limited Partnership	Delaware
Republic Services of Indiana LP, Inc.	Delaware
Republic Services of Indiana Transportation, LLC	Delaware
Republic Services of Indiana, Limited Partnership	Delaware
Republic Services of Kentucky, LLC	Kentucky
Republic Services of Michigan Hauling, LLC	Michigan
Republic Services of Michigan Holding Company, Inc.	Delaware
Republic Services of Michigan I, LLC	Michigan
Republic Services of Michigan II, LLC	Michigan
Republic Services of Michigan III, LLC	Michigan
Republic Services of Michigan IV, LLC	Michigan
Republic Services of Michigan V, LLC	Michigan
Republic Services of New Jersey, LLC	Delaware
Republic Services of North Carolina, LLC	North Carolina
Republic Services of Ohio Hauling, LLC	Ohio
Republic Services of Ohio I, LLC	Ohio
Republic Services of Ohio II, LLC	Ohio
Republic Services of Ohio III, LLC	Ohio
Republic Services of Ohio IV, LLC	Ohio
Republic Services of Pennsylvania, LLC	Delaware
Republic Services of South Carolina, LLC	Delaware
Republic Services of Southern California, LLC	Delaware
Republic Services of Virginia, LLC	Virginia

NAME OF REPUBLIC
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Republic Services of Wisconsin GP, LLC	Delaware
Republic Services of Wisconsin LP, LLC	Delaware
Republic Services of Wisconsin, Limited Partnership	Delaware
Republic Services Real Estate Holding, Inc.	North Carolina
Republic Services Vasco Road, LLC	Delaware
Republic Services, Inc.	Delaware
Republic Silver State Disposal, Inc.	Nevada
Republic Transportation Services of Canada, Inc.	Ontario, Canada
Republic Waste Services of Southern California, LLC	Delaware
Republic Waste Services of Texas GP, Inc.	Delaware
Republic Waste Services of Texas LP, Inc.	Delaware
Republic Waste Services of Texas, Ltd.	Texas
RI/Alameda Corp.	California
Richmond Sanitary Service, Inc.	California
RITM, LLC	Delaware
Rubbish Control, LLC	Delaware
RWS Transport, L.P.	Delaware
Sandy Hollow Landfill Corp.	West Virginia
Schofield Corporation of Orlando	Florida
Solano Garbage Company	California
Southern Illinois Regional Landfill, Inc.	Illinois
Tay-Ban Corporation	Michigan
Tri-County Refuse Service, Inc,	Michigan
Wayne Developers, LLC	Georgia
West Contra Costa Energy Recovery Company	California
West Contra Costa Sanitary Landfill, Inc.	California
West County Landfill, Inc.	California
West County Resource Recovery, Inc.	California
Zakaroff Services	California

SCHEDULE B

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Abilene Landfill TX, LP	Delaware
Action Disposal, Inc.	Texas
Ada County Development Company, Inc.	Idaho
Adrian Landfill, Inc.	Michigan
ADS of Illinois, Inc.	Illinois
ADS, Inc.	Oklahoma
Agri-Tech, Inc. of Oregon	Oregon
Alabama Recycling Services, Inc.	Alabama
Albany—Lebanon Sanitation, Inc.	Oregon
Allied Acquisition Pennsylvania, Inc.	Pennsylvania
Allied Acquisition Two, Inc.	Massachusetts
Allied Enviroengineering, Inc.	Delaware
Allied Gas Recovery Systems, L.L.C.	Delaware
Allied Green Power, Inc.	Delaware
Allied Nova Scotia, Inc.	Delaware
Allied Services, LLC	Delaware
Allied Transfer Systems of New Jersey, LLC	New Jersey
Allied Waste Alabama, Inc.	Delaware
Allied Waste Company, Inc.	Delaware
Allied Waste Environmental Management Group, LLC	Delaware
Allied Waste Hauling of Georgia, Inc.	Georgia
Allied Waste Holdings (Canada) Ltd.	Delaware
Allied Waste Industries (Arizona), Inc.	Arizona
Allied Waste Industries (New Mexico), Inc.	New Mexico
Allied Waste Industries (Southwest), Inc.	Arizona
Allied Waste Industries of Georgia, Inc.	Georgia
Allied Waste Industries of Illinois, Inc.	Illinois
Allied Waste Industries of Northwest Indiana, Inc.	Indiana
Allied Waste Industries of Tennessee, Inc.	Tennessee
Allied Waste Industries, Inc. (Parent)	Arizona
Allied Waste Landfill Holdings, Inc.	Delaware
Allied Waste Niagara Falls Landfill, LLC	New York
Allied Waste of California, Inc.	California
Allied Waste of Long Island, Inc.	New York
Allied Waste of New Jersey, Inc.	New Jersey
Allied Waste of New Jersey-New York, LLC	Delaware
Allied Waste Recycling Services of New Hampshire, LLC	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Allied Waste Rural Sanitation, Inc.	Delaware
Allied Waste Services of Bullhead City, Inc.	Delaware
Allied Waste Services of Colorado, Inc.	Delaware
Allied Waste Services of Lake Havasu City, Inc.	Delaware
Allied Waste Services of Massachusetts, LLC	Massachusetts
Allied Waste Services of Mesa, Inc.	Delaware
Allied Waste Services of North America, LLC	Delaware
Allied Waste Services of Page, Inc.	Idaho
Allied Waste Services of Phoenix, Inc.	Delaware
Allied Waste Services of Stillwater, Inc.	Oklahoma
Allied Waste Services of Yuma, Inc.	Delaware
Allied Waste Sycamore Landfill, LLC	Delaware
Allied Waste Systems Holdings, Inc.	Delaware
Allied Waste Systems of Arizona, LLC	Arizona
Allied Waste Systems of Colorado, LLC	Colorado
Allied Waste Systems of Indiana, LLC	Delaware
Allied Waste Systems of Michigan, LLC	Michigan
Allied Waste Systems of Montana, LLC	Montana
Allied Waste Systems of New Jersey, LLC	New Jersey
Allied Waste Systems of North Carolina, LLC	North Carolina
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania
Allied Waste Systems, Inc.	Delaware
Allied Waste Transfer Services of Arizona, LLC	Delaware
Allied Waste Transfer Services of California, LLC	California
Allied Waste Transfer Services of Florida, LLC	Florida
Allied Waste Transfer Services of Iowa, LLC	Iowa
Allied Waste Transfer Services of Lima, LLC	Ohio
Allied Waste Transfer Services of New York, LLC	New York
Allied Waste Transfer Services of North Carolina, LLC	North Carolina
Allied Waste Transfer Services of Oregon, LLC	Oregon
Allied Waste Transfer Services of Rhode Island, LLC	Delaware
Allied Waste Transfer Services of Utah, Inc.	Utah
Allied Waste Transportation, Inc.	Delaware
American Disposal Services of Illinois, Inc.	Delaware
American Disposal Services of Kansas, Inc.	Kansas
American Disposal Services of Missouri, Inc.	Oklahoma
American Disposal Services of New Jersey, Inc.	Delaware
American Disposal Services of West Virginia, Inc.	Delaware
American Disposal Services, Inc.	Delaware
American Disposal Transfer Services of Illinois, Inc.	Delaware
American Materials Recycling Corp.	New Jersey
American Sanitation, Inc.	Idaho
American Transfer Company, Inc.	New York
Anderson Regional Landfill, LLC	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Anson County Landfill NC, LLC	Delaware
Apache Junction Landfill Corporation	Arizona
Area Disposal, Inc.	Illinois
Atlantic Waste Holding Company, Inc.	Massachusetts
Attwoods of North America, Inc.	Delaware
Autauga County Landfill, LLC	Alabama
Automated Modular Systems, Inc.	New Jersey
Autoshred, Inc.	Missouri
AWIN Leasing Company, Inc.	Delaware
AWIN Leasing II, LLC	Ohio
AWIN Management, Inc.	Delaware
BBCO, Inc.	Delaware
Belleville Landfill, Inc.	Missouri
Benson Valley Landfill General Partnership	Kentucky
Benton County Development Company	Indiana
BFGSI, L.L.C.	Delaware
BFI Atlantic, Inc.	Delaware
BFI Energy Systems of Albany, Inc.	Delaware
BFI Energy Systems of Delaware County, Inc.	Delaware
BFI Energy Systems of Essex County, Inc.	New Jersey
BFI Energy Systems of Hempstead, Inc.	Delaware
BFI Energy Systems of Niagara II, Inc.	Delaware
BFI Energy Systems of Niagara, Inc.	Delaware
BFI Energy Systems of SEMASS, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware
BFI International, Inc.	Delaware
BFI REF-FUEL, INC.	Delaware
BFI Trans River (GP), Inc.	Delaware
BFI Transfer Systems of Alabama, LLC	Delaware
BFI Transfer Systems of DC, LLC	Delaware
BFI Transfer Systems of Georgia, LLC	Delaware
BFI Transfer Systems of Maryland, LLC	Delaware
BFI Transfer Systems of Massachusetts, LLC	Massachusetts
BFI Transfer Systems of Mississippi, LLC	Delaware
BFI Transfer Systems of New Jersey, Inc.	New Jersey
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania
BFI Transfer Systems of Texas, LP	Delaware
BFI Transfer Systems of Virginia, LLC	Delaware
BFI Waste Services of Indiana, LP	Delaware
BFI Waste Services of Pennsylvania, LLC	Pennsylvania
BFI Waste Services of Tennessee, LLC	Delaware
BFI Waste Services of Texas, LP	Delaware
BFI Waste Services, LLC	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
BFI Waste Systems of Alabama, LLC	Delaware
BFI Waste Systems of Arkansas, LLC	Delaware
BFI Waste Systems of Georgia, LLC	Delaware
BFI Waste Systems of Indiana, LP	Delaware
BFI Waste Systems of Kentucky, LLC	Delaware
BFI Waste Systems of Louisiana, LLC	Delaware
BFI Waste Systems of Massachusetts, LLC	Massachusetts
BFI Waste Systems of Mississippi, LLC	Delaware
BFI Waste Systems of Missouri, LLC	Delaware
BFI Waste Systems of New Jersey, Inc.	New Jersey
BFI Waste Systems of North America, LLC	Delaware
BFI Waste Systems of North Carolina, LLC	Delaware
BFI Waste Systems of Oklahoma, LLC	Oklahoma
BFI Waste Systems of South Carolina, LLC	Delaware
BFI Waste Systems of Tennessee, LLC	Delaware
BFI Waste Systems of Virginia, LLC	Delaware
Bio-Med of Oregon, Inc.	Oregon
Blue Ridge Landfill General Partnership	Kentucky
Blue Ridge Landfill TX, LP	Delaware
Bond County Landfill, Inc.	Delaware
Borrego Landfill, Inc.	California
Borrow Pit Corp.	Illinois
Brenham Total Roll-Offs, LP	Delaware
Brickyard Disposal & Recycling, Inc.	Illinois
Bridgeton Landfill, LLC	Delaware
Bridgeton Transfer Station, LLC	Delaware
Browning-Ferris Financial Services, Inc.	Delaware
Browning-Ferris Industries Chemical Services, Inc.	Nevada
Browning-Ferris Industries of California, Inc.	California
Browning-Ferris Industries of Florida, Inc.	Delaware
Browning-Ferris Industries of Illinois, Inc.	Delaware
Browning-Ferris Industries of New Jersey, Inc.	New Jersey
Browning-Ferris Industries of New York, Inc.	New York
Browning-Ferris Industries of Ohio, Inc.	Delaware
Browning-Ferris Industries of Tennessee, Inc.	Tennessee
Browning-Ferris Industries, Inc.	Massachusetts
Browning-Ferris Industries, LLC	Delaware
Browning-Ferris Services, Inc.	Delaware
Browning-Ferris, Inc.	Maryland
Brunswick Waste Management Facility, LLC	Delaware
Bunting Trash Service, Inc.	Colorado
Butler County Landfill, LLC	Delaware
C & C Expanded Sanitary Landfill, LLC	Michigan
Cactus Waste Systems, LLC	Arizona
Camelot Landfill TX, LP	Delaware
Capitol Recycling and Disposal, Inc.	Oregon

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Carbon Limestone Landfill, LLC	Ohio
Cave Creek Transfer Station, Inc.	Delaware
CC Landfill, Inc.	Delaware
CECOS International, Inc.	New York
Cefe Landfill TX, LP	Delaware
Celina Landfill, Inc.	Ohio
Central Arizona Transfer, Inc.	Arizona
Central Sanitary Landfill, Inc.	Michigan
Chambers Development of North Carolina, Inc.	North Carolina
Charter Evaporation Resource Recovery Systems	California
Cherokee Run Landfill, Inc.	Ohio
Chilton Landfill, LLC	Delaware
Citizens Disposal, Inc.	Michigan
City-Star Services, Inc.	Michigan
Clarkston Disposal, Inc.	Michigan
Clinton County Landfill Partnership	Indiana
Cocopah Landfill, Inc.	Delaware
Copper Mountain Landfill, Inc.	Delaware
Corvallis Disposal Co.	Oregon
County Disposal (Ohio), Inc.	Delaware
County Disposal, Inc.	Delaware
County Environmental Landfill, LLC	Ohio
County Land Development Landfill, LLC	Ohio
County Landfill, Inc.	Delaware
County Line Landfill Partnership	Indiana
Courtney Ridge Landfill, LLC	Delaware
Crescent Acres Landfill, LLC	Louisiana
Crow Landfill TX, L.P.	Delaware
Cumberland County Development Company, LLC	Virginia
D & L Disposal, L.L.C.	Delaware
Dallas Disposal Co.	Oregon
Delta Container Corporation	California
Delta Dade Recycling Corp.	Florida
Delta Paper Stock, Co.	California
Delta Resources Corp.	Florida
Delta Site Development Corp.	Florida
Delta Waste Corp.	Florida
Dempsey Waste Systems II, Inc.	Ohio
Denver RL North, Inc.	Colorado
Desarrollo del Rancho La Gloria TX, LP	Texas
Dinverno, Inc.	Michigan
DTC Management, Inc.	Indiana
E Leasing Company, LLC	Delaware
Eagle Industries Leasing, Inc.	Michigan
East Chicago Compost Facility, Inc.	Delaware
ECDC Environmental of Humboldt County, Inc.	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
ECDC Environmental, L.C.	Utah
ECDC Holdings, Inc.	Delaware
El Centro Landfill, L.P.	Texas
Elder Creek Transfer & Recovery, Inc.	California
Ellis County Landfill TX, LP	Delaware
Ellis Scott Landfill MO, LLC	Delaware
Environmental Reclamation Company	Illinois
Environtech, Inc.	Delaware
Envotech-Illinois L.L.C.	Delaware
Evergreen Scavenger Service, Inc.	Delaware
Evergreen Scavenger Service, L.L.C.	Delaware
F. P. McNamara Rubbish Removal Inc.	Massachusetts
Flint Hill Road, LLC	South Carolina
Forest View Landfill, LLC	Delaware
Fort Worth Landfill TX, LP	Delaware
Forward, Inc.	California
Fred Barbara Trucking Co., Inc.	Illinois
Frontier Waste Services (Colorado), LLC	Colorado
Frontier Waste Services (Utah), LLC	Utah
Frontier Waste Services of Louisiana L.L.C.	Louisiana
Frontier Waste Services, L.P.	Texas
G. Van Dyken Disposal Inc.	Michigan
Galveston County Landfill TX, LP	Delaware
Gateway Landfill, LLC	Georgia
GEK, Inc.	Alabama
General Refuse Rolloff Corp.	Delaware
General Refuse Service of Ohio, L.L.C.	Ohio
Georgia Recycling Services, Inc.	Delaware
Giles Road Landfill TX, LP	Delaware
Golden Triangle Landfill TX, LP	Delaware
Golden Waste Disposal, Inc.	Georgia
Grants Pass Sanitation, Inc.	Oregon
Great Lakes Disposal Service, Inc.	Delaware
Great Plains Landfill OK, LLC	Delaware
Green Valley Landfill General Partnership	Kentucky
Greenridge Reclamation, LLC	Pennsylvania
Greenridge Waste Services, LLC	Pennsylvania
Greenwood Landfill TX, LP	Delaware
Gulf West Landfill TX, LP	Delaware
Gulfcoast Waste Service, Inc.	Florida
H Leasing Company, LLC	Delaware
Hancock County Development Company, LLC	Mississippi
Harland’s Sanitary Landfill, Inc.	Michigan
Harrison County Landfill, LLC	Mississippi
Illiana Disposal Partnership	Indiana
Illinois Landfill, Inc.	Illinois

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Illinois Recycling Services, Inc.	Illinois
Illinois Valley Recycling, Inc.	Illinois
Imperial Landfill, Inc.	California
Independent Trucking Company	California
Ingrum Waste Disposal, Inc.	Illinois
International Disposal Corp. of California	California
Island Waste Services Ltd.	New York
Itasca Landfill TX, LP	Delaware
Jackson County Landfill, LLC	Mississippi
Jasper County Development Company Partnership	Indiana
Jefferson City Landfill, LLC	Delaware
Jefferson Parish Development Company, LLC	Louisiana
Jetter Disposal, Inc.	Iowa
Kandel Enterprises, LLC	Delaware
Kankakee Quarry, Inc.	Illinois
Keller Canyon Landfill Company	California
Keller Drop Box, Inc.	Oregon
Kerrville Landfill TX, LP	Delaware
Key Waste Indiana Partnership	Indiana
La Cañada Disposal Company, Inc.	California
Lake County C & D Development Partnership	Indiana
Lake Havasu LF Services, Inc.	Delaware
Lake Norman Landfill, Inc.	North Carolina
LandComp Corporation	Illinois
Lathrop Sunrise Sanitation Corporation	California
Lee County Landfill SC LLC	Delaware
Lee County Landfill, Inc.	Illinois
Lemons Landfill, LLC	Delaware
Lewisville Landfill TX, LP	Delaware
Liberty Waste Holdings, Inc.	Delaware
Liberty Waste Services Limited, L.L.C.	Delaware
Liberty Waste Services of Illinois, L.L.C.	Illinois
Liberty Waste Services of McCook, L.L.C.	Delaware
Little Creek Landing, LLC	Delaware
Local Sanitation of Rowan County, L.L.C.	Delaware
Loop Recycling, Inc.	Illinois
Loop Transfer, Incorporated	Illinois
Lorain County Landfill, LLC	Ohio
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey
Lucas County Land Development, Inc.	Delaware
Lucas County Landfill, LLC	Ohio
Madison County Development, LLC	Tennessee
Manumit of Florida, Inc.	Florida
Mars Road TX, LP	Delaware
McCarty Road Landfill TX, LP	Delaware
McInnis Waste Systems, Inc.	Oregon

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Menands Environmental Solutions, LLC	New York
Mesa Disposal, Inc.	Arizona
Mesquite Landfill TX, LP	Delaware
Mexia Landfill TX, LP	Delaware
Midway Development Company, Inc.	Arizona
Mississippi Waste Paper Company	Mississippi
Missouri City Landfill, LLC	Missouri
Morehead Landfill General Partnership	Kentucky
Mountain Home Disposal, Inc.	Delaware
N Leasing Company, LLC	Delaware
NationsWaste Catawba Regional Landfill, Inc.	South Carolina
NationsWaste, Inc.	Delaware
Ncorp, Inc.	Delaware
New Morgan Landfill Company, Inc.	Pennsylvania
New York Waste Services, LLC	Delaware
Newco Waste Systems of New Jersey, Inc.	New Jersey
Newton County Landfill Partnership	Indiana
Noble Road Landfill, Inc.	Ohio
Northeast Landfill, LLC	Delaware
Northlake Transfer, Inc.	Illinois
Oakland Heights Development, Inc.	Michigan
Obscurity Land Development, LLC	Virginia
Oklahoma City Landfill, L.L.C.	Oklahoma
Oscar’s Collection System of Fremont, Inc.	Nebraska
Otay Landfill, Inc.	California
Ottawa County Landfill, Inc.	Delaware
Packerton Land Company, L.L.C.	Delaware
Palomar Transfer Station, Inc.	California
Panama Road Landfill, TX, L.P.	Delaware
Paradise Waste TS, Inc.	Delaware
Peltier Real Estate Company	Oregon
Pinal County Landfill Corp.	Arizona
Pine Hill Farms Landfill TX, LP	Delaware
Pinecrest Landfill OK, LLC	Delaware
Pinehill Landfill TX, LP	Delaware
Pittsburg County Landfill, Inc.	Oklahoma
Pleasant Oaks Landfill TX, LP	Delaware
Polk County Landfill, LLC	Delaware
Port Clinton Landfill, Inc.	Ohio
Portable Storage Co.	Oregon
Preble County Landfill, Inc.	Ohio
Price & Sons Recycling Company	Georgia
Prince George’s County Landfill, LLC	Maryland
PSI Waste Systems, Inc.	Idaho
R.C. Miller Enterprises, Inc.	Ohio
R.C. Miller Refuse Service Inc.	Ohio

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Rabanco Companies	Washington
Rabanco Recycling, Inc.	Washington
Rabanco, Ltd.	Washington
Ramona Landfill, Inc.	California
RCS, Inc.	Illinois
Resource Recovery, Inc.	Kansas
Rio Grande Valley Landfill TX, LP	Delaware
Risk Services, Inc.	Delaware
Rock Road Industries, Inc.	Missouri
Ross Bros. Waste & Recycling Co.	Ohio
Rossman Sanitary Service, Inc.	Oregon
Roxana Landfill, Inc.	Illinois
Royal Holdings, Inc.	Michigan
Royal Oaks Landfill TX, LP	Delaware
S & S Recycling, Inc.	Georgia
S Leasing Company, LLC	Delaware
Saline County Landfill, Inc.	Illinois
San Diego Landfill Systems, LLC	California
San Marcos NCRRF, Inc.	California
Sand Valley Holdings, L.L.C.	Delaware
Sangamon Valley Landfill, Inc.	Delaware
Sanitary Disposal Service, Inc.	Michigan
Sauk Trail Development, Inc.	Michigan
Show-Me Landfill, LLC	Delaware
Shred — All Recycling Systems Inc.	Illinois
Source Recycling, Inc.	Oregon
South Central Texas Land Co. TX, LP	Texas
Southeast Landfill, LLC	Delaware
Southwest Landfill TX, LP	Delaware
Springfield Environmental General Partnership	Indiana
St. Bernard Parish Development Company, LLC	Louisiana
St. Joseph Landfill, LLC	Missouri
Standard Disposal Services, Inc.	Michigan
Standard Environmental Services, Inc.	Michigan
Standard Waste, Inc.	Delaware
Streator Area Landfill, Inc.	Illinois
Suburban Transfer, Inc.	Delaware / Illinois
Suburban Warehouse, Inc.	Illinois
Summit Waste Systems, Inc.	Arizona
Sunrise Sanitation Service, Inc.	California
Sunset Disposal Service, Inc.	California
Sunset Disposal, Inc.	Kansas
Sycamore Landfill, Inc.	California
Tate’s Transfer Systems, Inc.	Missouri
Taylor Ridge Landfill, Inc.	Delaware
Tennessee Union County Landfill, Inc.	Delaware

NAME OF ALLIED
SUBSIDIARY GUARANTOR	STATE OF ORGANIZATION
Tessman Road Landfill TX, LP	Delaware
The Ecology Group, Inc.	Ohio
Thomas Disposal Service, Inc.	Missouri
Tippecanoe County Waste Services Partnership	Indiana
Tom Luciano’s Disposal Service, Inc.	New Jersey
Total Roll-Offs, L.L.C.	Texas
Total Solid Waste Recyclers, Inc.	New Jersey
Tricil (N.Y.), Inc.	New York
Tri-State Recycling Services, Inc.	Illinois
Tri-State Refuse Corporation	Arizona
Turkey Creek Landfill TX, LP	Delaware
United Disposal Service, Inc.	Oregon
Upper Rock Island County Landfill, Inc.	Illinois
Valley Landfills, Inc.	Oregon
Victoria Landfill TX, LP	Delaware
Vining Disposal Service, Inc.	Massachusetts
Warrick County Development Company	Indiana
Wasatch Regional Landfill, Inc.	Utah
Waste Control Systems, Inc.	Oregon
Waste Services of New York, Inc.	New York
Wastehaul, Inc.	Indiana
Wayne County Land Development, LLC	New York
Wayne County Landfill IL, Inc.	Delaware
WDTR, Inc.	Oregon
Webster Parish Landfill, L.L.C.	Delaware
Whispering Pines Landfill TX, LP	Delaware
Willamette Resources, Inc.	Oregon
Williams County Landfill Inc.	Ohio
Willow Ridge Landfill, LLC	Delaware
WJR Environmental, Inc.	Washington
Woodlake Sanitary Service, Inc.	Minnesota